UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 3, 2019
AVON PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 6, Chiswick Park London W4 5HR United Kingdom (Address of principal executive offices) (Zip Code)
 +44-1604-232425
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.25 per share	AVP	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On July 3, 2019, Avon International Capital p.l.c. (the “Issuer”), a wholly-owned subsidiary of Avon Products, Inc. (the “Company”), closed its offering of $400,000,000 in aggregate principal amount of 6.50% Senior Secured Notes due 2022 (the “Notes”) in a private placement. The Notes were issued pursuant to an indenture, dated as of July 3, 2019 (the “Indenture”), among the Issuer, the guarantors party thereto (including the Company) and Deustche Bank Trust Company Americas, as trustee and collateral agent (the “Trustee”).
The Notes bear interest at 6.50% per annum payable semi-annually in arrears in cash on February 15 and August 15 of each year, commencing on August 15, 2019. The Issuer will make each interest payment to the holders of record on the February 1 and August 1 immediately preceding the applicable interest payment date. The Notes will mature on August 15, 2022.
The Notes will be guaranteed by the Company and each of the Company’s current and future wholly-owned subsidiaries that is a guarantor under the Issuer’s existing revolving credit agreement, dated as of February 12, 2019 (as amended or supplemented, the “First Lien Revolving Credit Facility”). The Notes and the guarantees will be the Issuer’s and the guarantors’ senior obligations, will rank equally in right of payment with all of the Issuer’s and the guarantors’ other existing and future senior indebtedness and will be effectively subordinated in right of payment to all existing and future liabilities of the Company’s subsidiaries that do not guarantee the Notes. The Notes and related guarantees will be secured equally and ratably with the indebtedness incurred under the First Lien Revolving Credit Facility, the 7.875% Senior Secured Notes due 2022 issued by Avon International Operations, Inc., a wholly-owned domestic subsidiary of the Company (“AIO”) and certain other indebtedness that is permitted to be secured by such assets, by a first-priority lien on substantially all of the assets of the Issuer and the guarantors, in each case, subject to certain exceptions and permitted liens.
The Issuer may redeem all or a portion of the Notes beginning on August 15, 2019, at the redemption prices set forth in the Indenture. The Issuer may also redeem any of the Notes at any time prior to August 15, 2019, at a price equal to 100% of the aggregate principal amount thereof plus a “make-whole” premium and accrued and unpaid interest. Prior to August 15, 2019, the Issuer may redeem up to 35% of the aggregate principal amount of the Notes with the net cash proceeds of certain equity offerings. Upon the occurrence of a change of control, the Issuer will be required to offer to purchase each holder’s Notes at a purchase price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any.
The Indenture contains customary covenants, which will, subject to a number of qualifications and exceptions, among other things, limit the ability of the Company and its restricted subsidiaries (including the Issuer) to: incur additional debt; pay dividends and make distributions or repurchase stock; make certain investments; create or incur liens; sell assets; enter into restrictions affecting the ability of restricted subsidiaries to make distributions, loans or advances or transfer assets to the Company or any subsidiary guarantor; enter into certain transactions with the Company’s affiliates; and merge or consolidate or transfer or sell all or substantially all of the Issuer’s or any guarantor’s assets. The Indenture also contains a covenant requiring AIO and its restricted subsidiaries to, at the end of each year, own at least a certain percentage of the total assets of the Company and its restricted subsidiaries, subject to certain qualifications.
If an event of default arises from certain events of bankruptcy or insolvency with respect to the Company, AIO, the Issuer or any other significant subsidiary of the Company, all outstanding Notes will become due and payable immediately without further action or notice. If other events of default arise, including failure to pay principal or interest when due and payable, upon redemption, acceleration or otherwise, failure to comply with the agreements under the Indenture, default under or acceleration of certain other indebtedness, failure to pay certain judgments, and repudiation or unenforceability of obligations under certain collateral documents or the guarantees of AIO or any other significant subsidiary of the Company, subject to certain limitations, including, if applicable, the giving of notice or the expiration of any grace or cure period, or both, the trustee or holders of at least 25% of the aggregate principal amount of the then outstanding Notes may declare the Notes to be due and payable immediately.
The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the Indenture, attached hereto as Exhibit 4.1, and incorporated herein by reference.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.
The disclosure required by this Item is included in Item 1.01 and is incorporated herein by reference.
ITEM 8.01.	OTHER EVENTS.
On July 3, 2019, the Company announced the closing of the offering of the Notes, as described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is being furnished as Exhibit 99.1 herewith.
On July 3, 2019, the Company announced the early results of its previously announced cash tender offer of its outstanding 4.60% Notes due 2020. A copy of the press release is being furnished as Exhibit 99.2 herewith.
This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.
The information in this Item 8.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), nor shall they be deemed “incorporated by reference” into any filing under the Securities Act of 1933, as amended, or the 1934 Act, except as may be expressly set forth by specific reference in such filing.
Forward-Looking Information
In addition to historical information, this Current Report on Form 8-K contains forward-looking statements that are not historical facts or information may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “forecast,” “plan,” “believe,” “may,” “expect,” “anticipate,” “intend,” “planned,” “potential,” “can,” “expectation,” “could,” “will,” “would” and similar expressions, or the negative of those expressions, may identify forward-looking statements. Such forward-looking statements are based on management’s reasonable current assumptions, expectations, plans and forecasts regarding the Company’s and the Issuer’s current or future results and future business and economic conditions more generally. Such forward-looking statements involve risks, uncertainties and other factors, which may cause the actual results, levels of activity, performance or achievement of the Company or the Issuer to be materially different from any future results expressed or implied by such forward-looking statements, and there can be no assurance that actual results will not differ materially from management’s expectations. Therefore, you should not rely on any of these forward-looking statements as predictors of future events.
Additional information identifying such factors is contained in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, the Company’s Current Reports on Form 8-K filed on May 22, 2019 and May 24, 2019 and other reports and documents.
The Company files with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements. All forward-looking statements contained in this Current Report on Form 8-K are qualified in their entirety by this cautionary statement. Forward-looking statements speak only as of the date they are or were made, and the Company does not intend to update or otherwise revise the forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events, except as required by law.
ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d):	The following exhibits are being filed herewith:

Exhibit No.	Exhibit

4.1	Indenture, dated July 3, 2019, among Avon International Capital p.l.c., the guarantors party thereto and Deustche Bank Trust Company Americas, as trustee and collateral agent.
99.1	Avon Products, Inc. Press Release titled “Avon Announces Closing of Senior Secured Notes Offering,” dated July 3, 2019.
99.2	Avon Products, Inc. Press Release titled “Avon Announces Early Tender Date Results of Cash Tender Offer for 2020 Notes,” dated July 3, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.

Date: July 3, 2019	By:	/s/ Ginny Edwards
	Name:	Ginny Edwards
	Title:	Vice President, Interim General Counsel and Corporate Secretary